Income Taxes - Summary of Significant Component of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net operating loss carryforwards	$ 35,121	$ 17,742	$ 7,065
Depreciation	(7,989)	(1,311)	(983)
Non-cash share-based compensation	4,456	2,328	769
Other	2,143	329	241
Total deferred tax assets	33,731	19,088	7,092
Valuation allowance	(33,480)	(19,062)	(7,088)	$ (2,391)
Net deferred tax assets	$ 251	$ 26	$ 4